                               FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     FIRST AMENDMENT (this "Amendment") TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of December 31, 1996 (the "Registration Rights Agreement"), between FRONT ROYAL, INC., a North Carolina corporation (the "Company"), the Purchasers, the First Parties, the Second Parties, the Third Parties and the Fourth Parties thereto (collectively, the "Original Parties") and the additional signatories described below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement.

                              W I T N E S S E T H:

     WHEREAS, pursuant to Section 3.03 of the Registration Rights Agreement, such agreement may be amended upon the written consent of the holders of more than two-thirds of the Registrable Securities; and

     WHEREAS, the Original Parties consenting to this Amendment are holders of more than two-thirds of the Registrable Securities and hereby wish to amend the Registration Rights Agreement so that each of the holders of Units comprised of additional shares of the Company's Class C Common Stock (the "Preferred Shares"), additional Class A Common Stock Purchase Warrants (the "Warrants") and additional Rights (the "Additional Holders") who are signatories hereto, will be added as Fourth Parties to the Registration Rights Agreement on the terms and conditions set forth herein and therein;

     NOW, THEREFORE, the Company, the holders of at least two-thirds of the Registrable Securities and the Additional Holders hereby agree that the Registration Rights Agreement is amended as follows:

          1. Additional Holders. Each of the Additional Holders identified on the signature page hereto are hereby added as Fourth Parties to the Registration Rights Agreement and by executing this Amendment, hereby agree to be bound by the terms and obligations hereof and by the terms and obligations of the Registration Rights Agreement and shall be entitled to the benefits thereof.

          2. Additional Fourth Warrants. The Warrants are hereby deemed to be additional "Fourth Warrants" as such term is defined in the Registration Rights Agreement, subject to the terms set forth for the Fourth Warrants in such agreement and entitled to the benefits thereof.

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          3. Registration Rights Agreement. Except as expressly amended by this
     Amendment, the Registration Rights Agreement is not hereby amended, supplemented or otherwise modified and shall remain in full force and effect.

          4. Counterparts. This Amendment may be executed in one or more counterparts, each of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the ____ day of July, 1997.



                                               FRONT ROYAL INC.


                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                               ADDITIONAL FOURTH PARTIES:


                                               ---------------------------------
                                                      Ward Johnson


                                               THE WARD JOHNSON TRUST


                                               By:
                                                   -----------------------------
                                               Name:
                                               Title:


                                               ---------------------------------
                                                      John Yediny



                                               ---------------------------------
                                                      Philip Kift


                                               ---------------------------------
                                                      Grace Cashman



                                               ---------------------------------
                                                      Douglas Wall



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                                               ---------------------------------
                                                      David Hay



                                               ---------------------------------
                                                      Judy Young



                                               ---------------------------------
                                                      Dale Pilkington


                                               PRIMA PARTNERS, L.P.


                                               By:
                                                   -----------------------------
                                               Name:
                                               Title:


                                               VIRGINIA CAPITAL MANAGEMENT, INC.


                                               By:
                                                   -----------------------------
                                               Name:
                                               Title: